MainStay VP Janus Henderson Balanced Portfolio	Summary Prospectus May 1, 2019

To Statutory Prospectus To Statement of Additional Information

Before you invest, you may want to review the Portfolio's Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio's Prospectus, reports to shareholders and other information about the Portfolio by going online to nylinvestments.com/vpdocuments, by calling 800-598-2019 or by sending an e-mail to MainStayShareholderServices@nylim.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2019, as may be amended from time to time, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Investment Objective

The Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.55%	0.55%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.58%	0.83%

1. The management fee is as follows: 0.55% on assets up to $1 billion; 0.525% on assets from $1 billion to $2 billion; and 0.515% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 59	$ 186	$ 324	$ 726
Service Class	$ 85	$ 265	$ 460	$ 1,025
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 132% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities. The Portfolio will limit its investment in high-yield/high-risk bonds, also known as “junk bonds” to 35% or less of its net assets.

In choosing investments for the Portfolio, Janus Capital Management LLC, the Portfolio's Subadvisor, applies a "bottom up" approach with certain portfolio managers focusing on the equity portion of the Portfolio and the other portfolio managers focusing on the fixed-income portion of the Portfolio. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. The portfolio managers may also consider economic factors, such as the effect of interest rates on certain of the Portfolio’s fixed-income investments. The portfolio managers share day-to-day responsibility for the Portfolio's investments.

The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. The Portfolio has selected the Janus Balanced Composite Index as an additional benchmark. The Janus Balanced Composite Index is comprised of the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 55%/45%, respectively.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
4Q/13	6.85%
Worst Quarter
4Q/18	-7.18%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	0.42%	6.37%	8.27%
Service Class	2/17/2012	0.17%	6.11%	8.00%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	11.61%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	2.07%
Janus Balanced Composite Index (reflects no deductions for fees, expenses, or taxes)		-2.12%	5.94%	7.38%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Janus Capital Management LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
Janus Capital Management LLC	E. Marc Pinto, Vice President and Portfolio Manager	Since 2012
	Darrell Watters, Head of U.S. Fixed Income and Portfolio Manager	Since 2015
	Jeremiah Buckley, Vice President and Portfolio Manager	Since 2015
	Mayur Saigal, Vice President and Portfolio Manager	Since 2015
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

To Statutory Prospectus To Statement of Additional Information